Putnam
Preferred
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

Jeanne L. Mockard

For the fiscal year ended July 31, 2000, Putnam Preferred Income Fund maintained its long record of providing an attractive level of current income, all of which qualifies for DRD (the dividends-received deduction) status. However, it has been an extraordinarily difficult year for fixed-income investors, as the Federal Reserve Board raised interest rates several times while the stock market provided a rough ride.

Preferred stocks are regarded as fixed-income securities and tend to parallel the bond market, but they are also influenced by stock prices, moving up or down in value with issuers' common shares. During the past 12 months, the value of the fund's shares proved to be less volatile than either long-term bond or stock prices, while continuing to provide steady income.

Total return for 12 months ended 7/31/00

      Class A          Class M
    NAV     POP      NAV     POP
----------------------------------
   -2.20%  -5.40%   -2.35%  -4.25%
----------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FISCAL 2000 HAS BEEN VOLATILE YEAR FOR MARKETS

Ten consecutive years of growth for the U.S. economy should be a cause for celebration, but the period has been a source of gradually mounting concern among economists. Strong consumer confidence and low unemployment are potential inflation factors, and these have led to the Fed's decision to execute a series of interest-rate increases, implemented throughout the past year, designed to slow the economy. But until the closing few weeks of the fund's fiscal year, signs that the Fed's efforts were taking effect failed to appear, causing market observers to anxiously await monthly reports on employment, retail sales, and other economic indicators.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities            39.0%

Oil and gas                   14.8%

Investment banking/
brokerage                     14.4%

Banking                       13.0%

Combined utilities             6.2%

Footnote reads:
*Based on net assets as of 7/31/00. Holdings will vary over time.


At the same time, leadership in the stock market began to rotate away from high-tech companies that had been soaring to breath-taking highs. By March, valuations of many high-growth issues reached such high levels that there was a widespread retreat from this sector. Although each plunge in the Nasdaq attracted some buyers back into the equity market, seeking "hot stocks" at reduced prices, many others sought the relative tranquility of the fixed-income markets. Year to date through July 31, 2000, 10-year U.S. Treasuries have outperformed the Dow Jones Industrial Average and the S&P 500 Index for the first time since 1993.

Typically, high-quality bonds with shorter maturity dates offer a lower yield than low-quality bonds and those with longer maturities. However, this spring the U.S. Treasury launched a program to use budget surpluses to buy back approximately $30 billion in long-term debt. As equity investors took shelter in March, they put a sharp increase in demand that coincided with diminished supply, triggering a bidding war. Yields on long-term Treasuries fell while short-term rates reacted to the Fed's tightening policies by rising. By the end of July, interest rates on long-term Treasuries were lower than rates on lower quality short-term debt. However, corporate bonds did not fare well as a result because investors could put their money in safer short-term Treasury bonds.

* PREFERREDS REMAIN RELATIVELY TRANQUIL NICHE MARKET

Against this volatile backdrop, the relative stability of the preferred markets seems especially attractive for qualified corporate investors. Putnam Investments has an edge in the preferred market because of our size and our access to extensive research. Preferred stocks trade in a relatively small market and our analysts help us identify and capture some of the best opportunities in a market that is far less liquid than the stock or bond markets. What's more, when companies issue new preferred stock or if substantial blocks of preferreds that meet our quality standards come to the market, Putnam is often one of the first firms to be notified.


"Putnam Investments has an edge in the preferred markets because of our size and because of our access to extensive research."

-- Jeanne Mockard, portfolio manager, Putnam Preferred Income Fund


Putnam Preferred Income Fund invests in several types of preferred stocks -- a strategy that has served shareholders well for the past several years. Perpetual preferreds (which offer a fixed return with no maturity date) continue to account for approximately three quarters of the fund's total assets. Adjustable-rate preferreds (ARPs) and sinking fund preferreds (sinkers) accounted for most of the rest of the fund's investments as of the end of July 2000. Of these instruments, perpetuals are the most sensitive to changes in interest rates because they have the longest effective duration. Sinkers are next, in terms of interest rate sensitivity, because they generally have a five-year call protected period, after which the issuer can buy back (or sink) portions of the issue over a predetermined time frame. ARPs offer the most price stability because the rate they pay is adjusted as interest rates change. However, ARPs that meet your fund's quality standards have become increasingly hard to find in the past several years because interest rates were low and most issuers opted for lower-cost methods of financing.

* FUND'S PORTFOLIO HAS REMAINED RELATIVELY STABLE

Especially since suitable investment choices for this fund are not plentiful, we are careful to replace securities well in advance of their call dates in order to optimize cash flow and maintain our goal of providing 100% DRD-qualified income for fund shareholders. Other than purchasing new holdings to replace those that are called, few changes have been made; the majority of portfolio holdings are highly coveted in the marketplace.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

El Paso Tennessee Pipeline Co.
Series A, $4.125 cumulative preferred
Oil and gas

Merrill Lynch Co., Inc.
Series A, $2.25 depository shares
cumulative preferred
Investment banking/brokerage

Chase Manhattan Corp.
Series C, $2.71 cumulative preferred
Banking

Baltimore Gas & Electric Co.
Series 93, $7.125 cumulative preferred
Combined utilities

Peco Energy Co.
$7.48 cumulative preferred
Electric utilities

FPL Group
Series U, $6.75 cumulative preferred
Electric utilities

Alabama Power Co.
$1.30 cumulative preferred
Electric utilities

Anadarko Petroleum Corp.
$5.46 depository shares preferred
Oil and gas

J.P. Morgan & Co., Inc.
Series H, $3.31 cumulative preferred
Banking

Rochester Gas and Electric
Series V, sinking fund $6.60
cumulative preferred
Electric utilities

Footnote reads:
These holdings represent 42.9% of the fund's net assets as of 7/31/00.Portfolio holdings will vary over time.


The fund's industry focus remains on utilities partly because they are the primary issuers of preferred stocks and partly because so many utilities companies are benefiting from deregulation. We are confident that the issues in the portfolio combine the financial strength needed to secure payment obligations on preferreds and other debt instruments with equity appeal for conservative investors.

Three of the fund's current holdings -- Anadarko Petroleum Corp., Entergy Mississippi, Inc., and FPL Group -- are good examples of the situations we like. Owners of Anadarko common shares recently approved a merger with Union Pacific Resources Group, which would make the combined company one of the largest and financially strongest independent oil and gas companies in the world. The new Anadarko has exploration and production operations in the United States, the Gulf of Mexico, and Alaska, as well as in Canada and overseas. The combined companies stand to benefit from high energy prices and substantial cash flow that they plan to use to accelerate growth. The fund owns Anadarko perpetual preferreds.

Entergy Mississippi, Inc. and FPL Group recently announced plans for a $27 billion merger of two equals, which would create the nation's largest power company. The fund owns preferreds issued by both companies. Florida-based FPL is one of the largest providers of electricity-related services in the United States, and the holding company for Florida Power & Light. Entergy, headquartered in New Orleans, is a major global energy company engaged in power production, distribution, and related services. The combined company will be a premier national nuclear company and expects to benefit from one of the largest energy marketing and trading operations in the country.

* SENTIMENT MAY SHIFT IN FAVOR OF FIXED-INCOME INVESTORS

As the new fiscal year gets under way, investor sentiment appears to be shifting from one of concern about rising interest rates to one of relief that the threat of inflation is diminishing. We believe that the Fed will be successful in engineering a soft landing for the economy through its tight monetary policy. However, the slower economic growth that will probably result from higher interest rates could impact corporate profits and adversely affect the bond market.

Over the longer term, we believe a slower economy should produce declining interest rates, which would be favorable for both the stock and bond markets. No matter what the outcome, shareholders of Putnam Preferred Income Fund should continue to benefit from its solid track record of active management in a relatively obscure market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Preferred Income Fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction for federal income-tax purposes. The dividends-received deduction is not available to non-corporate investors.

TOTAL RETURN FOR PERIODS ENDED 7/31/00

                                  Class A           Class M
(inception dates)                 (1/4/84)         (4/20/95)
                                NAV      POP     NAV       POP
--------------------------------------------------------------
1 year                        -2.20%   -5.40%  -2.35%    -4.25%
--------------------------------------------------------------
5 years                       30.26    26.05   28.38     25.84
Annual average                 5.43     4.74    5.12      4.70
--------------------------------------------------------------
10 years                     111.36   104.48  104.99    100.89
Annual average                 7.77     7.42    7.44      7.23
--------------------------------------------------------------
Annual average
(life of fund)                 7.50     7.29    7.20      7.07
--------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

               Merrill Lynch
                 Perpetual        Standard &
                 Preferred          Poor's       Consumer
                   Index          500 Index     price index
------------------------------------------------------------
1 year             -0.89%           8.97%           3.60%
------------------------------------------------------------
5 years            32.29          177.11           13.10
Annual average      5.75           22.60            2.49
------------------------------------------------------------
10 years          126.69          408.18           32.44
Annual average      8.53           17.65            2.85
------------------------------------------------------------
Annual average
(life of fund)        --*          17.26            3.27
------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 3.25% and 2.00%, respectively. Returns for class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge currently applicable to class M shares and the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/90

                  Fund's class A        S&P 500           Consumer price
Date              shares at POP          Index                index

7/31/90               9,425              10,000              10,000
7/31/91              11,026              11,276              10,445
7/31/92              12,873              12,718              10,775
7/31/93              14,433              13,829              11,074
7/31/94              14,522              14,542              11,380
7/31/95              15,697              18,339              11,710
7/31/96              16,833              21,377              12,055
7/31/97              19,240              32,523              12,316
7/31/98              20,870              38,795              12,523
7/31/99              20,909              46,633              12,784
7/31/00             $20,448             $50,818             $13,244

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class M shares would have been valued at $20,499 ($20,089 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                                      Class A            Class M
---------------------------------------------------------------------
Distributions (number)                  12                 12
---------------------------------------------------------------------
Income                              $0.501642          $0.481279
---------------------------------------------------------------------
Capital gains                              --                 --
---------------------------------------------------------------------
Return of capital1                   0.024000           0.023000
---------------------------------------------------------------------
  Total                             $0.525642          $0.504279
---------------------------------------------------------------------
Share value:                      NAV       POP      NAV       POP
---------------------------------------------------------------------
7/31/99                          $8.59     $8.88     $8.56    $8.73
---------------------------------------------------------------------
7/31/00                           7.88      8.14      7.86     8.02
---------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------
Current dividend rate2            6.04%     5.85%     5.80%    5.69%
---------------------------------------------------------------------
Taxable equivalent4               8.32      8.05      7.99     7.83
---------------------------------------------------------------------
Current 30-day SEC yield3         6.66      6.34      6.41     6.20
---------------------------------------------------------------------
Taxable equivalent4               9.17      8.73      8.83     8.54
---------------------------------------------------------------------

1 See page 24 for more information.

2 Most recent distribution, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.

4 The taxable equivalent examples in this table show the return that a corporation taxed at the 35% Federal corporate tax rate would have to earn from a non tax-advantaged investment to produce an after-tax return equal to that of the fund's, assuming 100% of distributions qualify for the dividend-received deduction.

TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class M
(inception dates)   (1/4/84)        (4/20/95)
                   NAV     POP     NAV     POP
----------------------------------------------
1 year           -2.39%  -5.58%  -2.66%  -4.66%
----------------------------------------------
5 years          30.17   25.97   28.44   25.89
Annual average    5.41    4.73    5.13    4.71
----------------------------------------------
10 years        108.75  101.96  102.43   98.40
Annual average    7.64    7.28    7.31    7.09
----------------------------------------------
Annual average
(life of fund)    7.51    7.30    7.21    7.08
----------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.


COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index* is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended July 31, 2000

To the Trustees and Shareholders of
Putnam Preferred Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Preferred Income Fund (the "fund") at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 6, 2000




THE FUND'S PORTFOLIO
July 31, 2000

PREFERRED STOCKS (97.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (1.8%)
-------------------------------------------------------------------------------------------------------------------
             60,600 Ford Motor Co. Ser. B, $2.063, dep. shs.
                    cumulative preferred (cum. pfd.)                                               $      1,560,450

Banking (13.0%)
-------------------------------------------------------------------------------------------------------------------
            185,400 Chase Manhattan Corp. Ser. C, $2.71, cum. pfd.                                        4,797,225
             50,000 FleetBoston Financial Corp. Ser. V, $1.812, cum. pfd.                                 1,231,250
             15,000 Indosuez Holdings ADS 144A $2.594, pfd. (Mexico)                                        382,500
             54,700 Morgan (J.P.) & Co., Inc. Ser. H, $3.31, cum. pfd.                                    2,639,275
             33,259 Morgan (J.P.) & Co., Inc. Ser. A, $1.00, cum. pfd.                                    2,448,694
                                                                                                   ----------------
                                                                                                         11,498,944

Combined Utilities (6.2%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Baltimore Gas & Electric Co. Ser. 93, $7.125, cum. pfd.                               4,065,000
             15,000 Baltimore Gas & Electric Co. Ser. 95, $6.99, cum. pfd.                                1,477,500
                                                                                                   ----------------
                                                                                                          5,542,500

Consumer Finance (2.2%)
-------------------------------------------------------------------------------------------------------------------
             64,250 Household International, Inc. Ser. 92-A, $2.06,
                    cum. pfd.                                                                             1,630,344
             14,200 MBNA Corp. Ser. A, $1.875, cum. pfd.                                                    337,250
                                                                                                   ----------------
                                                                                                          1,967,594

Electric Utilities (39.0%)
-------------------------------------------------------------------------------------------------------------------
            156,100 Alabama Power Co. $1.30, cum. pfd.                                                    3,082,975
              5,000 Atlantic City Electric Co. Sinking Fund, $7.80,
                    cum. pfd.                                                                               510,000
              2,500 Avista Corp. Ser. K, Sinking Fund $6.95, pfd.                                           252,188
              7,102 Central Maine Power Co. Ser. A, Sinking Fund
                    $7.999, cum. pfd.                                                                       710,200
              5,416 Duke Energy Corp. Ser. Y, $7.04, cum. pfd.                                              555,817
              6,429 Duke Energy Corp. Ser. W, $7.00, cum. pfd.                                              654,954
              2,900 Entergy Mississippi, Inc. $4.92, cum. pfd.                                              237,800
             18,021 FPL Group Ser. S, $6.98, cum. pfd.                                                    1,817,868
             31,200 FPL Group Ser. U, $6.75, cum. pfd.                                                    3,147,300
             14,000 Indianapolis Power & Light $5.65, cum. pfd.                                           1,260,000
              7,000 Kentucky Utilities Corp. $6.53, cum. pfd.                                               679,000
              3,000 Monongahela Power Co. Ser. L, $7.73, cum. pfd.                                          303,750
             36,800 Niagara Mohawk Power Corp. Ser. A, $1.625, cum.
                    Adjustable Rate Preferred (ARP)                                                         855,600
             40,000 Niagara Mohawk Power Corp. Ser. C, $1.75,
                    cum. ARP                                                                                940,000
             49,000 Northern Indiana Public Services Ser. A, $3.00,
                    cum. ARP                                                                              2,211,125
             88,000 Pacific Gas & Electric Co. $1.76, cum. pfd.                                           2,178,000
             16,000 PacifiCorp Sinking Fund $7.48, cum. pfd.                                              1,612,800
             30,000 Peco Energy Co. $7.48, cum. pfd.                                                      3,213,750
              6,000 Potomac Electric Power Co. Ser 92, Sinking Fund
                    $1.70, cum. pfd.                                                                        303,000
             10,000 PP&L, Inc. Sinking Fund $6.125, cum. pfd.                                               941,250
             11,750 Public Service Electric & Gas $6.92, cum. pfd.                                        1,163,250
              5,000 Public Service Electric & Gas Ser. E, $5.28, cum. pfd.                                  375,000
             30,700 Puget Sound Energy, Inc. Ser. II, $1.86, cum. pfd.                                      752,150
             26,250 Rochester Gas and Electric Ser. V, Sinking Fund
                    $6.60, cum. pfd.                                                                      2,533,125
             55,100 TXU Electric Co. Ser. A, $0.47, dep. shs. cum. pfd.                                   1,274,188
             45,800 TXU Electric Co. Ser. B, $0.45, dep. shs. cum. pfd.                                   1,019,050
             18,700 Virginia Electric & Power Co. $7.05, cum. pfd.                                        1,888,700
              1,000 Virginia Electric & Power Co. $6.98, cum. pfd.                                          100,875
                                                                                                   ----------------
                                                                                                         34,573,715

Financial (1.9%)
-------------------------------------------------------------------------------------------------------------------
             37,500 SLM Holding Corp. $3.48, pfd.                                                         1,715,625

Investment Banking/Brokerage (14.4%)
-------------------------------------------------------------------------------------------------------------------
             39,500 Bear Stearns Companies, Inc. (The) Ser. E, $3.075,
                    cum. pfd.                                                                             1,633,523
             30,000 Bear Stearns Companies, Inc. (The) Ser. F, $2.865,
                    cum. pfd.                                                                             1,092,450
              8,400 Bear Stearns Companies, Inc. (The) Ser. A, $2.75,
                    cum. ARP                                                                                369,600
             32,600 Bear Stearns Companies, Inc. (The) Ser. G, $2.75,
                    cum. pfd.                                                                             1,189,900
             20,000 Lehman Brothers Holdings, Inc. Ser. C, $2.97, pfd.                                      795,000
             41,500 Lehman Brothers Holdings, Inc. Ser. D, $2.835,
                    dep. shs. pfd.                                                                        1,582,188
            200,437 Merrill Lynch Co., Inc. Ser. A, $2.25, dep. shs. cum. pfd.                            5,587,181
             10,450 Morgan Stanley $3.875, dep. shs. cum. pfd.                                              484,618
                                                                                                   ----------------
                                                                                                         12,734,460

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
             11,050 Alcoa, Inc. $3.75, cum. pfd.                                                            618,800

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
              7,200 UGI Utilities Sinking Fund $7.75, cum. pfd.                                             789,300

Oil & Gas (14.8%)
-------------------------------------------------------------------------------------------------------------------
             41,000 Anadarko Petroleum Corp. $5.46, dep. shs. pfd.                                        3,028,875
             10,000 Apache Corp. Ser. B, $5.68, cum. pfd.                                                   770,000
             20,000 Devon Energy Corp. Ser. A, $6.49, cum. pfd.                                           1,840,000
            116,500 El Paso Tennessee Pipeline Co. Ser. A, $4.125, cum. pfd.                              5,941,500
             15,000 Enron Corp. $7.75, cum. pfd.                                                          1,595,625
                                                                                                   ----------------
                                                                                                         13,176,000

Shipping (2.6%)
-------------------------------------------------------------------------------------------------------------------
             99,373 Amerco, Inc. Ser. A, $2.125, cum. pfd.                                                2,310,422
                                                                                                   ----------------
                    Total Preferred Stocks (cost $96,379,528)                                      $     86,487,810

SHORT-TERM INVESTMENTS (2.2%) (a) (cost $1,977,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,977,000 Interest in $600,000,000 joint repurchase agreement dated July 31, 2000 with S.B.C. Warburg, Inc. due
                    August 1, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $1,977,362 for an
                    effective yield of 6.59%                                                       $      1,977,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $98,356,528) (b)                                       $     88,464,810
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $88,697,953.

  (b) The aggregate identified cost on a tax basis is $98,357,520, resulting in gross unrealized appreciation and depreciation of $793,623 and $10,686,333, respectively, or net unrealized depreciation of $9,892,710.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADS after the name of a foreign holding stands for American
      Depositary Shares representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $98,356,528) (Note 1)                                         $ 88,464,810
-------------------------------------------------------------------------------------------
Cash                                                                                     90
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           192,632
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              464,397
-------------------------------------------------------------------------------------------
Total assets                                                                     89,121,929

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               174,414
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           41,776
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        147,168
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           10,609
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       13,786
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,380
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,322
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               33,521
-------------------------------------------------------------------------------------------
Total liabilities                                                                   423,976
-------------------------------------------------------------------------------------------
Net assets                                                                     $ 88,697,953

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $102,855,979
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (174,414)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,091,894)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,891,718)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $ 88,697,953
-------------------------------------------------------------------------------------------

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($82,559,378 divided by 10,481,777 shares)                                            $7.88
-------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $7.88)*                                $8.14
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,138,575 divided by 781,272 shares)                                                $7.86
-------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $7.86)*                                $8.02
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $100,000. On sales of $100,000 or more and group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2000


Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $ 7,386,916
-------------------------------------------------------------------------------------------
Interest                                                                             43,559
-------------------------------------------------------------------------------------------
Total investment income                                                           7,430,475

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    687,502
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      109,861
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   16,322
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,025
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                23,019
-------------------------------------------------------------------------------------------
Other                                                                                53,038
-------------------------------------------------------------------------------------------
Total expenses                                                                      898,767
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (24,691)
-------------------------------------------------------------------------------------------
Net expenses                                                                        874,076
-------------------------------------------------------------------------------------------
Net investment income                                                             6,556,399
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,966,853)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (4,756)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year           (6,914,178)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (8,885,787)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(2,329,388)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $6,556,399       $7,734,975
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (1,971,609)         373,548
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (6,914,178)      (8,046,069)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (2,329,388)          62,454
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (6,005,718)      (7,107,667)
--------------------------------------------------------------------------------------------------
   Class M                                                               (542,516)        (683,686)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --         (650,386)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (62,561)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (287,132)         (36,261)
--------------------------------------------------------------------------------------------------
   Class M                                                                (25,938)          (3,488)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (22,559,893)      (7,803,543)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (31,750,585)     (16,285,138)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     120,448,538      136,733,676
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $174,414, and
$182,579, respectively)                                               $88,697,953     $120,448,538
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------
                                                              Eight months
Per-share                                                        ended
operating performance                   Year ended July 31      July 31+           Year ended November 30
-------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.59        $9.16        $9.00        $8.71        $8.59        $7.88
-------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------
Net investment income                    .50          .53          .38          .56          .58          .57
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.68)        (.51)         .16          .30          .12          .73
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.18)         .02          .54          .86          .70         1.30
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.51)        (.54)        (.38)        (.57)        (.58)        (.59)
-------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.05)          --           --           --(c)        --
-------------------------------------------------------------------------------------------------------------
From return
of capital                              (.02)          --(c)        --           --           --           --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.53)        (.59)        (.38)        (.57)        (.58)        (.59)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.88        $8.59        $9.16        $9.00        $8.71        $8.59
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.20)        0.19         6.04*       10.22         8.61        17.05
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $82,559     $109,932     $124,784     $116,413     $117,502     $120,591
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .83          .88          .59*         .85          .89          .90
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.23         5.90         4.13*        6.34         6.90         6.91
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.02        30.09        33.51*       20.46        29.51        34.76
-------------------------------------------------------------------------------------------------------------

    + The fiscal year end was advanced from November 30 to July 31.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Distributions in excess of net investment income and return of capital amounted to less than $0.01 per share for each class.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------
                                                              Eight months                          For the period
Per-share                                                        ended                              Apr. 20, 1995++
operating performance                  Year ended July 31       July 31+    Year ended November 30    to Nov. 30
-------------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.56        $9.13        $8.97        $8.69        $8.58        $8.12
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                    .47          .50          .37          .54          .56          .33
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.67)        (.51)         .15          .29          .11          .46
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.20)        (.01)         .52          .83          .67          .79
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.48)        (.51)        (.36)        (.55)        (.56)        (.33)
-------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.05)          --           --           --(c)        --
-------------------------------------------------------------------------------------------------------------------
From return
of capital                              (.02)          --(c)        --           --           --           --
-------------------------------------------------------------------------------------------------------------------
Total distributions                     (.50)        (.56)        (.36)        (.55)        (.56)        (.33)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.86        $8.56        $9.13        $8.97        $8.69        $8.58
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.35)       (0.07)        5.89*        9.85         8.22         9.88*
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,139      $10,516      $11,950       $7,477       $5,333         $729
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.08         1.13          .76*        1.10         1.14          .67*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.97         5.60         3.88*        6.01         6.41         3.73*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.02        30.09        33.51*       20.46        29.51        34.76
-------------------------------------------------------------------------------------------------------------------

    + The fiscal year end was advanced from November 30 to July 31.

   ++ Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Distributions in excess of net investment income and return of capital amounted to less than $0.01 per share for each class.



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

Putnam Preferred Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction, with minimum fluctuations in principal.

The fund offers both class A and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Preferred stocks, for which reliable market quotations are not readily available, are stated at fair value on the basis of valuations furnished by pricing services, or dealers approved by the Trustees, which determine valuation for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2000, the fund had a capital loss carryover of approximately $2,443,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $208,000    July 31, 2002
     1,533,000    July 31, 2003
       702,000    July 31, 2008

H) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2000, the fund required no such reclassifications.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 2000, fund expenses were reduced by $24,691 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,500 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") with respect to its class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing class M shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, Inc. at an annual rate of up to 1.00% of the average net assets attributable to class M shares. The Trustees have approved payment by the fund to an annual rate of 0.25% of the average net assets attributable to class M shares.

For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $9,842 and $7,063 from the sale of class A and class M shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $8,889 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,543,945 and $35,929,308, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,900,041        $ 15,768,272
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  484,583           3,980,674
---------------------------------------------------------------------------
                                             2,384,624          19,748,946

Shares
repurchased                                 (4,707,167)        (38,745,132)
---------------------------------------------------------------------------
Net decrease                                (2,322,543)       $(18,996,186)
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,069,307         $27,301,650
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  589,123           5,222,099
---------------------------------------------------------------------------
                                             3,658,430          32,523,749

Shares
repurchased                                 (4,481,328)        (39,663,072)
---------------------------------------------------------------------------
Net decrease                                  (822,898)        $(7,139,323)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    285,892         $ 2,398,520
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   51,845             424,625
---------------------------------------------------------------------------
                                               337,737           2,823,145

Shares
repurchased                                   (784,891)         (6,386,852)
---------------------------------------------------------------------------
Net decrease                                  (447,154)        $(3,563,707)
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    520,897          $4,605,090
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   66,455             587,010
---------------------------------------------------------------------------
                                               587,352           5,192,100

Shares
repurchased                                   (667,458)         (5,856,320)
---------------------------------------------------------------------------
Net decrease                                   (80,106)         $ (664,220)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended 2000, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Preferred Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary, and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com



AN037-63668  029/295/867  9/00